Intangible Assets and Goodwill (Tables)	12 Months Ended
Jun. 30, 2022
Intangible assets and goodwill [abstract]
Continuity Schedule of Intangible Assets and Goodwill
The following is a continuity schedule of intangible assets and goodwill:

	June 30, 2022				June 30, 2021
	Cost	Accumulated amortization	Impairment	Net book value	Cost	Accumulated amortization	Impairment	Net book value
Definite life intangible assets:
Customer relationships	89,626	(48,975)	(40,651)	—	96,838	(40,155)	(7,408)	49,275
Permits and licenses	116,966	(38,888)	(63,724)	14,354	109,127	(33,841)	—	75,286
Patents	1,957	(777)	(1,053)	127	1,895	(659)	—	1,236
Intellectual property and know-how	78,099	(49,878)	(28,221)	—	78,099	(37,588)	—	40,511
Software	42,639	(16,618)	(26,021)	—	41,708	(9,385)	(3,777)	28,546
Indefinite life intangible assets:
Brand	157,499	—	(121,300)	36,199	146,699	—	—	146,699
Permits and licenses	23,973	—	(3,957)	20,016	25,895	—	—	25,895
Total intangible assets	510,759	(155,136)	(284,927)	70,696	500,261	(121,628)	(11,185)	367,448
Goodwill	914,275	—	(914,275)	—	921,494	—	(33,757)	887,737
Total	1,425,034	(155,136)	(1,199,202)	70,696	1,421,755	(121,628)	(44,942)	1,255,185

Changes in Net Book Value of Intangible Assets and Goodwill
The following summarizes the changes in the net book value of intangible assets and goodwill for the periods presented:

	Balance, June 30, 2021	Additions	Other	Amortization	Impairment	Foreign currency translation	Balance, June 30, 2022
Definite life intangible assets:
Customer relationships	49,275	—	—	(8,777)	(40,651)	153	—
Permits and licenses	75,286	8,153	(100)	(4,992)	(63,724)	(269)	14,354
Patents	1,236	127	—	(183)	(1,053)	—	127
Intellectual property and know-how	40,511	17	—	(12,307)	(28,221)	—	—
Software	28,546	4,702	—	(7,227)	(26,021)	—	—
Indefinite life intangible assets:
Brand	146,699	11,000	(200)	—	(121,300)	—	36,199
Permits and licenses (1)	25,895	61	—	—	(3,957)	(1,983)	20,016
Total intangible assets	367,448	24,060	(300)	(33,486)	(284,927)	(2,099)	70,696
Goodwill	887,737	26,401	—	—	(914,275)	137	—
Total	1,255,185	50,461	(300)	(33,486)	(1,199,202)	(1,962)	70,696

	Balance, June 30, 2020	Additions	Disposals	Amortization	Impairment	Foreign currency translation	Balance, Jun 30, 2021
Definite life intangible assets:
Customer relationships	71,395	480	(14)	(13,911)	(7,408)	(1,267)	49,275
Permits and licenses	81,615	181	(1,594)	(4,916)	—	—	75,286
Patents	1,418	—	—	(182)	—	—	1,236
Intellectual property and know-how	52,791	—	—	(12,280)	—	—	40,511
Software	31,665	6,842	—	(6,184)	(3,777)	—	28,546
Indefinite life intangible assets:
Brand	146,699	—	—	—	—	—	146,699
Permits and licenses (1)	26,684	—	—	—	—	(789)	25,895
Total intangible assets	412,267	7,503	(1,608)	(37,473)	(11,185)	(2,056)	367,448
Goodwill	927,882	—	—	—	(33,757)	(6,388)	887,737
Total	1,340,149	7,503	(1,608)	(37,473)	(44,942)	(8,444)	1,255,185
(1)Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.
As at June 30, 2022, $36.2 million and $20.0 million indefinite life intangibles were allocated to the group of cash generating units (“CGUs”) that comprise the Canadian Cannabis Segment and the International Cannabis Segment, respectively (June 30, 2021 - $172.6 million allocated to the group of CGUs that comprise the Cannabis segment (Note 27). As at the July 1, 2021 date of the operating segment reorganization (Note 27), $741.7 million and $146.0 million of goodwill was allocated to the Canadian Cannabis Segment and the International Cannabis Segment, respectively (June 30, 2021 - $887.7 million of goodwill was allocated to the Cannabis operating segment).

At the end of each reporting period, the Company assesses whether events or changes in circumstances have occurred that would indicate that a CGU or group of CGUs were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

(a)    Asset Specific Impairments

In connection with the announced restructuring during the year ended June 30, 2022 (Note 3), management had noted indicators of impairment for intangible assets associated with the closure of certain facilities. The recoverable amount of the intangibles were estimated using a FVLCD approach (Level 3) which resulted in a nominal value. As a result, the Company recognized a $9.4 million impairment loss relating to these intangible assets for the year ended June 30, 2022. The impairment loss was allocated to the Canadian cannabis operating segment (Note 27).

During the year ended June 30, 2022, management had noted indicators of impairment for customer relationship intangible assets. The recoverable amount of the intangible asset was estimated using a FVLCD approach (Level 3) which resulted in a nominal value. As a result, the Company recognized a $3.7 million impairment loss for the year ended June 30, 2022. The impairment loss was allocated to the International cannabis operating segment (Note 27).

During the year ended June 30, 2021, the Company identified certain enterprise resource planning projects that will be discontinued as part of the Company’s ongoing business transformation plan. The recoverable amount of the projects were estimated by using a FVLCD approach (level 3) which resulted in a nominal value. As a result, the Company recognized a $3.8 million impairment loss relating to these intangible assets for the year ended June 30, 2021. The impairment loss was allocated to the Canadian cannabis operating segment (Note 27).

(b)    CGU and Goodwill Impairments

As at June 30, 2022 and 2021 the Company performed its annual impairment test on its indefinite life intangible assets and goodwill. The recoverable amount of the operating segments to which goodwill is allocated and the CGUs to which indefinite life intangibles are allocated were determined based on FVLCD using Level 3 inputs in a discounted cash flow (“DCF”) analysis. As the Canadian and International cannabis operating segments are comprised of various CGUs, management tested the individual CGUs, which contain the indefinite life intangibles, for impairment before the Canadian and International cannabis operating segment which contains the associated goodwill. Where applicable, the Company uses its market capitalization and comparative market multiples to corroborate DCF results. The significant assumptions applied in the determination of the recoverable amount are described below:

i.Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by forecasted revenues and operating costs. The Canadian Cannabis CGU, European Cannabis CGU, the Canadian Cannabis Operating Segment, and International Cannabis Operating Segment forecasts are extended to a total of four years (and a terminal year thereafter);
ii.Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;
iii.Post-tax discount rate: The post-tax discount rate is reflective of the CGUs and Operating Segments Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and after-tax cost of debt based on corporate bond yields; and
iv.Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

Key Assumptions Used in Impairment Testing

Accounting Policy

The Company defines biological assets as cannabis plants up to the point of harvest. Biological assets are measured at fair value less costs to sell at the end of each reporting period in accordance with IAS 41 - Agriculture using the income approach. The Company utilizes an income approach to determine the fair value less cost to sell at a specific measurement date, based on the existing cannabis plants’ stage of completion up to the point of harvest. The stage of completion is determined based on the specific date of clipping the mother plant, the period-end reporting date, the average growth rate for the strain and facility environment and is calculated on a weighted average basis for the number of plants in the specific lot. The following inputs and assumptions are all categorized within Level 3 on the fair value hierarchy and were used in determining the fair value of biological assets:

Inputs and assumptions	Description	Correlation between inputs and fair value
Average selling price per gram	Represents the average selling price per gram of dried cannabis net of excise taxes, where applicable, for the period for all strains of cannabis sold, which is expected to approximate future selling prices.	If the average selling price per gram were higher (lower), estimated fair value would increase (decrease).
Average attrition rate	Represents the weighted average number of plants culled at each stage of production.	If the average attrition rate was lower (higher), estimated fair value would increase (decrease).
Weighted average yield per plant	Represents the weighted average number of grams of dried cannabis inventory expected to be harvested from each cannabis plant.	If the weighted average yield per plant was higher (lower), estimated fair value would increase (decrease).
Cost per gram to complete production	Based on actual production costs incurred divided by the grams produced in the period.	If the cost per gram to complete production was lower (higher), estimated fair value would increase (decrease).
Weighted average effective yield	Represents the estimated percentage of harvested product that meets specifications in order to be sold as a dried cannabis product.	If the weighted average effective yield were higher (lower), the estimated fair value would increase (decrease).
Stage of completion in the production process	Calculated by taking the weighted average number of days in production over a total average grow cycle of approximately twelve weeks.	If the number of days in production was higher (lower), estimated fair value would increase (decrease).
Production costs are capitalized to biological assets and include all direct and indirect costs relating to biological transformation. Costs include direct costs of production, such as labor, growing materials, as well as indirect costs such as indirect labor and benefits, quality control costs, depreciation on production equipment, and overhead expenses including rent and utilities.
The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at June 30, 2022 and 2021:

	Indefinite Life Intangible Impairment Testing		Goodwill Impairment Testing
	Canadian Cannabis CGU	European Cannabis CGU	Canadian Cannabis Operating Segment	International Cannabis Operating Segment
June 30, 2022
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	15.0%	16.0%	15.0%	16.0%
Budgeted revenue growth rate (average of next 4 years)	18.1%	23.1%	18.2%	23.7%
Fair value less cost to dispose	$319,828	$48,052	$264,829	$69,021

	Canadian Cannabis CGU	European Cannabis CGU	Cannabis Operating Segment	U.S. CBD CGU
June 30. 2021 (1)
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	13.8%	14.5%	14.0%	14.8%
Budgeted revenue growth rate (average of next 4 years)	53.4%	60.8%	53.7%	47.4%
Fair value less cost to dispose	$1,587,207	$183,480	$1,915,366	$4,368
(1) Reflects the Canadian Cannabis CGU and Cannabis Operating Segment prior to the operating segment reorganization as at July 1, 2021 (Note 27).
The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at March 31, 2022:

	Canadian Cannabis CGU	Canadian Cannabis Operating Segment
March 31, 2022
Terminal value growth rate	3.0%	3.0%
Discount rate	13.0%	13.0%
Budgeted revenue growth rate (average of next 4.25 years)	33.4%	33.4%
Fair value less cost to dispose	$711,158	$634,861